Discontinued Products	12 Months Ended
Dec. 31, 2011
Discontinued Products [Abstract]
Discontinued Products

20.	Discontinued Products

Prior to 1993, we sold single-premium annuities (“SPAs”) and guaranteed investment contracts (“GICs”), primarily to employer sponsored pension plans.  In 1993, we discontinued selling these products to Large Case Pensions customers, and now we refer to these products as discontinued products.

We discontinued selling these products because they were generating losses for us, and we projected that they would continue to generate losses over their life (which is currently greater than 30 years for SPAs and less than 5 years for GICs); so we established a reserve for anticipated future losses at the time of discontinuance.  This reserve represents the present value (at the risk-free rate of return at the time of discontinuance, consistent with the duration of the liabilities) of the difference between the expected cash flows from the assets supporting these products and the cash flows expected to be required to meet the obligations of the outstanding contracts.  Because we projected anticipated cash shortfalls in our discontinued products, at the time of discontinuance we established a receivable from Large Case Pensions’ continuing products (which is eliminated in consolidation).

Key assumptions in setting this reserve include future investment results, payments to retirees, mortality and retirement rates and the cost of asset management and customer service.  In 1997, we began the use of a bond default assumption to reflect historical default experience.  In 1995, we modified the mortality tables used in order to reflect a more up-to-date 1994 Uninsured Pensioner’s Mortality table.  Other than these changes, since 1993 there have been no significant changes to the assumptions underlying the reserve.

We review the adequacy of this reserve quarterly based on actual experience.  As long as our expectation of future losses remains consistent with prior projections, the results of the discontinued products are applied to the reserve and do not affect net income.  However, if actual or expected future losses are greater than we currently estimate, we may increase the reserve, which could adversely impact net income.  If actual or expected future losses are less than we currently estimate, we may decrease the reserve, which could favorably impact net income.  As a result of this review, the reserve at each of December 31, 2011 and 2010 reflects management's best estimate of anticipated future losses, and is included in future policy benefits on our balance sheet.

The activity in the reserve for anticipated future losses on discontinued products in 2011, 2010 and 2009 was as follows (pretax):

(Millions)	2011	2010	2009
Reserve, beginning of period	$884.8	$789.2	$790.4
Operating loss	(16.9)	(15.4)	(34.8)
Net realized capital gains (losses)	28.4	111.0	(8.5)
Cumulative effect of new accounting standard as of April 1, 2009 (1)	—	—	42.1
Reserve, end of period	$896.3	$884.8	$789.2

(1)
The adoption of new accounting guidance from other-than-temporary impairments of debt securities in 2009 resulted in a cumulative effect adjustment at April 1, 2009. Refer to Note 2 beginning on page 66 for additional information. This amount is not reflected in accumulated other comprehensive loss and retained earnings in our shareholders' equity since the results of discontinued products do not impact our operating results.

In 2011, our discontinued products reflected net realized capital gains, primarily attributable to gains from the sale of debt securities partially offset by losses from derivative transactions. In 2010, our discontinued products reflected net realized capital gains, primarily attributable to gains from the sale of debt securities and investment real estate. In 2009, discontinued products reflected net realized capital losses attributable to the unfavorable investment conditions that existed during the first half of 2009. During 2011, 2010 and 2009, our discontinued products also reflected operating losses. We evaluated the operating loss in 2011 against our expectations of future cash flows assumed in estimating the reserve and concluded that no adjustment to the reserve was required at December 31, 2011.

The anticipated run-off of the discontinued products reserve balance at December 31, 2011 (assuming that assets are held until maturity and that the reserve run-off is proportional to the liability run-off) is as follows:

(Millions)
2012	$47.9
2013	47.0
2014	46.0
2015	44.9
2016	43.6
Thereafter	666.9

Assets and liabilities supporting discontinued products at 2011 and 2010 were as follows: (1)

(Millions)	2011	2010
Assets:
Debt and equity securities available for sale	$2,589.7	$2,611.9
Mortgage loans	437.1	498.8
Other investments	619.2	601.6
Total investments	3,646.0	3,712.3
Other assets	130.0	90.4
Collateral received under securities loan agreements	—	35.1
Current and deferred income taxes	15.7	20.7
Receivable from continuing products (2)	523.2	492.4
Total assets	$4,314.9	$4,350.9
Liabilities:
Future policy benefits	$3,005.8	$3,162.2
Policyholders' funds	8.2	10.2
Reserve for anticipated future losses on discontinued products	896.3	884.8
Collateral payable under securities loan agreements	—	35.1
Other liabilities (3)	404.6	258.6
Total liabilities	$4,314.9	$4,350.9

(1)	Assets supporting the discontinued products are distinguished from assets supporting continuing products.

(2)	The receivable from continuing products is eliminated in consolidation.

(3)	Net unrealized capital gains on the available-for-sale debt securities are included in other liabilities and are not reflected in consolidated shareholders’ equity.

The discontinued products investment portfolio has changed since inception. Mortgage loans have decreased from $5.4 billion (37% of the investment portfolio) at December 31, 1993 to $437 million (12% of the investment portfolio) at December 31, 2011. This was a result of maturities, prepayments and the securitization and sale of commercial mortgages. Also, real estate decreased from $500 million (4% of the investment portfolio) at December 31, 1993 to $67 million (2% of the investment portfolio) at December 31, 2011, primarily as a result of sales. The resulting proceeds were primarily reinvested in debt and equity securities. Over time, the then-existing mortgage loan and real estate portfolios and the reinvested proceeds have resulted in greater investment returns than we originally assumed in 1993.

At December 31, 2011, the expected run-off of the SPA and GIC liabilities, including future interest, was as follows:

(Millions)
2012	$423.4
2013	410.6
2014	387.0
2015	369.6
2016	352.4
Thereafter	4,475.5

The expected run-off of the SPA and GIC liabilities can vary from actual due to several factors, including, among other things, contract holders redeeming their contracts prior to contract maturity or additional amounts received from existing contracts. The liability expected at December 31, 1993 and actual liability balances at December 31, 2011, 2010 and 2009 for the GIC and SPA liabilities were as follows:

	Expected		Actual
(Millions)	GIC	SPA	GIC	SPA
2009	$19.1	$3,103.9	$12.1	$3,301.0
2010	18.0	2,943.5	10.2	3,162.2
2011	17.0	2,780.5	8.2	3,005.8

The GIC balances were lower than expected in each period because several contract holders redeemed their contracts prior to contract maturity. The SPA balances in each period were higher than expected because of additional amounts received under existing contracts.

The distributions on our discontinued products consisted of scheduled contract maturities, settlements and benefit payments of $412.0 million, $432.2 million and $447.1 million for the years ended December 31, 2011, 2010 and 2009, respectively. Participant-directed withdrawals from our discontinued products were not significant in the years ended ended December 31, 2011, 2010 or 2009.  Cash required to fund these distributions was provided by earnings and scheduled payments on, and sales of, invested assets.